UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5639

Pacholder High Yield Fund, Inc

(Exact name of registrant as specified in charter)

8044 Montgomery Road, Ste. 555, Cincinnati, OH 45236

(Address of principal executive offices) (Zip code)

William J. Morgan

8044 Montgomery Road, Ste. 555

Cincinnati, OH 45236

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-985-3200

Date of fiscal year end: December 31, 2004

Date of reporting period: January 1, 2004 to June 30, 2004

Item 1. Reports to Stockholders.

PACHOLDER HIGH YIELD FUND, INC.

Dear Stockholders:

The Pacholder High Yield Fund, Inc. (the “Fund”) had a generally positive second quarter performance despite the rapid rise in interest rates and the first increase in the Federal Reserve’s discount rate in two years. For the quarter ended June 30, 2004, the Fund returned +2.51%, and the Fund’s portfolio (gross of leverage, fees and expenses) returned +2.03%. This compares favorably to the average total return of all closed-end high yield funds of +0.34%, as reported by Thomson Financial CDA, and the –0.14% return of the CS First Boston High Yield Index, Developed Countries Only (the “Index”). The strong relative performance of the Fund’s portfolio was largely attributable to its overweighted position in lower credit quality CCC, B and Distressed securities and the very strong returns of several individual securities, primarily distressed securities that the Fund purchased for total return. The Fund’s strong performance compared to the Index was enhanced due to the relatively low cost of its leveraged capital structure.

For the six months ended June 30, 2004 the Fund has returned +6.92% (based on net asset value per common share), and the Fund’s portfolio (gross of leverage, fees and expenses) returned +5.51%. This compares favorably to the average total return of all closed-end high yield funds of +3.04%, as reported by Thomson Financial CDA, and the +2.39% return of the Index.

The underlying fundamentals of the high yield market were generally positive in the second quarter, fueled by the sustained economic recovery, generally improving issuer credit fundamentals, declining default rates, and modestly positive equity markets. GDP growth in the second quarter remained strong at a 3.0% annualized rate, although this was down significantly from the 4.5% annualized rate at the end of the first quarter. Strong economic growth often leads to higher interest rates and the yield on the 10-year Treasury rose 74 basis points in the quarter, from 3.84% to 4.58%. The rapid rise in interest rates during the quarter materially affected the performance of the high yield market. Although rising interest rates are negative for fixed income securities, high yield generally performs relatively well in this environment compared to other fixed income alternatives due to the intermediate duration and higher coupon typical of high yield issuers and the greater impact of credit improvement on high yield issuers. This was evident in the second quarter, when the 10 year Treasury returned –4.76% as compared to the –0.14% for the high yield market, as measured by the Index.

In the second quarter Distressed and Defaulted sectors showed the best results, followed by CCC and B rated securities, with BB rated securities having the lowest returns. The issuers with weaker credit ratings generally benefit the most from improving economic conditions. Higher quality BB rated securities generally are less influenced by general economic conditions and are more closely tied to interest rate movements than lower rated securities.

The declining trend for defaults continues, with the trailing twelve-month default rate falling from 8.20% in December 2002 to 5.20% in December 2003 and 3.30% in June 2004. In December 2003, Moody’s projected the twelve-month default rate to drop to 3.40% by December 2004; Moody’s has now lowered its projected December twelve-month default rate to 2.80%. The default rate has declined sharply in large part because of the economic recovery and the dramatic improvement in the liquidity available in the capital markets, which has allowed many high yield issuers to refinance near-term maturities and significantly lower their cost of borrowing.

Overview of the Second Quarter

The second quarter showed a mix of performance across industry sectors, with a mostly negative bias as 13 of the 19 of the Index’s industry sectors posted negative returns. Industry sectors of the high yield market that performed relatively well during the quarter were Chemicals, Consumer Products and Manufacturing. Chemicals and Manufacturing are cyclical sectors that benefited from the continued economic recovery. Sectors that provided weak relative performance included Aerospace, Financial and Information Technology. The Financial sector was particularly affected by rising interest rates. The Fund’s portfolio is well diversified, with investments in 203 issuers in 23 different industries. The Fund’s largest industry sector concentration is in Chemicals, which accounted for 10.06% of the portfolio’s long-term market value as of June 30, 2004. The Chemicals are a cyclical industry group that are benefiting from the economic recovery in the U.S. and global economies. We overweighted this sector because many bonds in the sector appeared cheap to us based on the improving fundamentals of their issuers, and this overweighted position has contributed to the strong relative performance of the Fund’s portfolio in 2004 to date.

The relatively flat performance of the high yield market and the impact of rising interest rates during the quarter were evident in the Index’s average price, yield, and spread over Treasuries. For the quarter, the average price of the Index declined 0.57 points from 97.32 to 96.75, and it’s the average yield increased 63 basis points from 7.50% to 8.13%. The Index’s spread over the comparable Treasury decreased by 41 basis points, from 494 to 453, which is typical of periods of rising interest rates. High yield bonds tend to react more slowly to interest rate movements than Treasury securities do, so high yield spreads tend to tighten when rates are rising and to widen when rates are falling.

A combination of the improving market fundamentals and sustained historically low interest rates fueled resurgence in investor interest in the high yield market throughout 2003 as high yield mutual funds had net purchases of $26.2 billion. Given the exceptionally large returns in high yield in 2003 and the widely held expectation of rising interest rates, some

PACHOLDER HIGH YIELD FUND, INC.

investors harvested some of their gains in the first six months of 2004 as high yield mutual funds had net redemptions of $11.2 billion. The high yield market saw a continued high level of new issues in the second quarter as companies sought to lock in long-term debt at relatively low interest rates and before the anticipated rate increase by the Fed. Most of the new issuance was to refinance existing high yield debt or bank debt, so the high level of new issuance did not materially affect the level of supply in the market. Although this refinancing surge is fundamentally positive for the companies able to lower their cost of debt, it continued the trend towards refinancing the attractive high coupon bonds held by investors, including the Fund, and replacing them with lower coupon bonds. This puts pressure on the yield earned by the Fund and other high yield investors.

Returns for the broad equity indices were all modestly positive in the second quarter of 2004 as the equity markets reacted positively to the increase in jobs reports. The small cap Russell 2000 had a return of 0.50%, the S&P 500 returned 1.72% and the Dow returned 1.24%. Positive momentum in the equity markets generally is positive for the high yield market because it is indicative of higher asset values and provides issuers with greater financial flexibility.

Portfolio Strategy and Outlook

The theme for investing during the quarter was predicated on individual security selection spread amongst a variety of industries. The sell discipline was directed toward underperforming credits and securities that presented little upside and were fully valued. The purchase discipline continued to be based upon investing in securities at a discount to par that offered the ability to provide increased income and capital gain appreciation. The Fund’s large position in non-accruing securities continued to decline in the second quarter of 2004 as a number of companies emerged from restructuring. We expect that the proceeds from a number of these restructuring positions will be invested in accruing debt securities, which should help to offset, somewhat, the pressure on the Fund’s yield from issuers refinancing higher cost bonds at relatively low interest rates. Because the strength and duration of the economic recovery is not known, we will change the composition of the portfolio gradually over time, predicated on bottom-up fundamental analysis of the opportunities available in the market.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

William J. Morgan

President

August 20, 2004

Please visit our website, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide shareholders quick and easy access to the timeliest website information available regarding the Fund.

DIVIDEND REINVESTMENT PLAN

The Fund’s Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Computershare Investor Services, P.O. Box 2388, Chicago, IL 60690-2388, (888) 294-8217, and www.computershare.com.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders

June 30, 2004 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*
CORPORATE DEBT SECURITIES — 149.6%
AEROSPACE — 6.0%
American Airlines, Inc., Pass Thru Cert, 7.8%, 10/1/06	$1,000	$914,939	0.8%
Atlantic Coast Airlines, Tranche C Pass Thru Cert, 8.75%, 1/1/07[2]	647	501,804	0.4
BE Aerospace, Sr Sub Nt, 9.5%, 11/1/08	750	727,500	0.6
Continental Airlines, Inc., Nt, 8%, 12/15/05	100	88,750	0.1
Continental Airlines, Inc., Pass Thru Cert, 9.558%, 9/1/19	500	502,500	0.5
Continental Airlines, Inc., Bank Debt, 2.9375%, 12/31/06	500	420,000	0.4
Continental Airlines, Inc., Ser 01-1 Pass thru Cert, 7.033%, 6/15/11	706	572,396	0.5
Delta Airlines, Nt, 8.3%, 12/15/29	1,900	798,000	0.7
Northwest Airlines Corp., Pass Thru Cert, 8.304%, 9/1/10	688	541,079	0.5
Northwest Airlines Corp., Pass Thru Cert, 7.626%, 4/1/10	1,407	1,126,604	1.0
Orbital Sciences Corp., Sr Nt, 9%, 7/15/11	500	552,500	0.5

		6,746,072	6.0
CHEMICALS — 15.7%
American Rock Salt Co., Sec’d Nt, 9.5%, 3/15/14[2]	400	412,000	0.4
BCP Caylux Holdings, Sr Sub Nt, 9.625%, 6/15/14[2]	1,000	1,041,250	0.9
Braskem, Nt, 11.75%, 1/22/14[2]	350	311,500	0.3
Equistar Chemicals, Sr Nt, 10.625%, 5/1/11	1,000	1,115,000	1.0
HMP Equity Holdings Corp., Units, 0%, 5/15/08[2]	500	387,500	0.3
HMP Equity Holdings Corp., Sr Disc Notes, 0%, 5/15/08[2]	500	292,500	0.3
Huntsman ICI Chemicals, Sr Sub Nt, 10.125%, 7/1/09	1,000	1,025,000	0.9
Huntsman Corp., Sr Nt, 11.5%, 7/15/12[2]	1,000	1,017,500	0.9
Huntsman Advanced Materials, Nt, 11%, 7/15/10[2]	200	226,500	0.2
Invista, Nt, 9.25%, 5/1/12[2]	1,000	1,010,000	0.9
Johnsondiversey, Inc., Disc Nt, 0/10.67%, 5/15/13	1,500	1,162,500	1.0
Koppers Industry, Inc., Sec’d Nt, 9.875%, 10/15/13	175	192,500	0.2
Lyondell Chemical Co., Sr Sub Nt, 11.125%, 7/15/12	1,000	1,112,500	1.0

Description	Par (000)	Value	Percent of Net Assets*
CHEMICALS (continued)
OM Group, Sr Sub Nt, 9.25%, 12/15/11	$700	$721,000	0.6%
Omnova Solutions, Inc., Sr Nt, 11.25%, 6/1/10	425	465,375	0.4
Polyone Corp., Sr Nt, 8.875%, 5/1/12	500	495,000	0.4
Polyone Corp., Sr Nt, 10.625%, 5/15/10	1,700	1,810,500	1.6
Rhodia SA, Sr Nt, 10.25%, 6/1/10[2]	1,000	1,015,000	0.9
Rockwood Specialties Corp., Sr Sub Nt, 10.625%, 5/15/11	500	535,000	0.5
Terra Capital, Inc., Sr Nt, 12.875%, 10/15/08	1,025	1,224,875	1.1
Terra Capital, Inc., Sr Nt, 11.5%, 6/1/10	1,250	1,375,000	1.2
United Agri Products, Sr Disc Nt, 0/10.75%, 7/15/12[2]	1,000	804,000	0.7

		17,752,000	15.7
CONSUMER PRODUCTS — 5.6%
American Achievement Corp., Sr Sub Nt, 8.25%, 4/1/12[2]	150	153,000	0.1
Amscan Holdings, Sr Sub Nt, 8.75%, 5/1/14[2]	250	246,875	0.2
Da-Lite Screen Co., Sr Nt, 9.5%, 5/15/11[2]	400	418,000	0.4
Dan River, Inc., Sr Sub Nt, 12.75%, 4/15/09[1,2,4]	480	136,800	0.1
Hines Nurseries, Inc., Sr Nt, 10.25%, 10/1/11	225	246,375	0.2
Home Products International, Inc., Sr Sub Nt, 9.625%, 5/15/08	932	764,240	0.7
Jacuzzi Brands, Inc., Sec’d Nt, 9.625%, 7/1/10	500	537,500	0.5
Leiner Health Products, Sr Sub Nt, 11%, 6/1/12[2]	500	518,750	0.5
Levi Strauss and Co., Nt, 7%, 11/1/06	500	469,375	0.4
Levi Strauss and Co., Sr Nt, 12.25%, 12/15/12	980	970,200	0.9
Solo Cup Company, Sr Sub Nt, 8.5%, 2/15/14[2]	250	233,750	0.2
Westpoint Stevens, Inc., Bank Debt, 9.25%, 11/30/04	1,715	1,612,144	1.4
Westpoint Stevens, Inc., Sr Nt, 7.875%, 6/15/05[1,4]	1,000	30,000	0.0

		6,337,009	5.6
ENERGY — 6.1%
Bluewater Finance, Ltd., Sr Nt, 10.25%, 2/15/12	350	371,000	0.3

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2004 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*
ENERGY (continued)
Citgo Petroleum Corp., Sr Nt, 11.375%, 2/1/11	$750	$873,750	0.8%
Coastal Corp., Sr Nt, 7.625%, 9/1/08	500	465,000	0.4
El Paso Corp., Sr Nt, 7.875%, 6/15/12	1,250	1,128,125	1.0
Hanover Compressor, Sr Nt, 9%, 6/1/14	250	260,625	0.2
Parker Drilling Corp., Sr Sec’d Nt, 9.625%, 10/1/13	1,100	1,146,750	1.0
Petroleum Geo-Services, Nt, 10%, 11/5/10	500	520,000	0.5
Seitel, Inc., Sr Nt, 11.75%, 7/15/11[2]	500	502,500	0.4
Star Gas Partner/Finance, Sr Nt, 10.25%, 2/15/13	1,000	1,075,000	1.0
Transmontaigne, Inc., Sr Sub Nt, 9.125%, 6/1/10	500	517,500	0.5

		6,860,250	6.1
FINANCE — 3.0%
Advanta Capital Trust, Co Guar, 8.99%, 12/17/26	1,810	1,619,950	1.4
Crum & Forster Holding, Inc., Sr Nt, 10.375%, 6/15/13	500	547,500	0.5
Providian Capital I, Bank Guar, 9.525%, 2/1/27[2]	1,250	1,256,250	1.1

		3,423,700	3.0
FOOD & DRUG — 1.2%
Great Atl & Pac Tea Co., Sr Nt, 9.125%, 12/15/11	245	209,475	0.2
Great Atl & Pac Tea Co., Sr Nt, 7.75%, 4/15/07	655	612,425	0.5
Penn Traffic, Co., Sr Nt, 11%, 6/29/09[1,4]	894	165,390	0.1
Petro Shopping Center, Sec’d Nt, 9%, 2/15/12[2]	400	398,000	0.4

		1,385,290	1.2
FOOD & TOBACCO — 11.8%
Apple South, Inc., Sr Nt, 9.75%, 6/1/06[1,4]	1,500	577,500	0.5
Avado Brands, Inc., Sr Sub Nt, 11.75%, 6/15/09[1,4]	500	7,500	0.0
Burns Philp Cap Pty/US, Sr Sub Nt, 10.75%, 2/15/11	500	535,000	0.5
Denny’s Corp., Sr Nt, 11.25%, 1/15/06	1,350	1,309,500	1.2
Gold Kist, Inc., Sr Nt, 10.25%, 3/15/14[2]	750	817,500	0.7
Golden State Foods, Sr Sub Nt, 9.24%, 1/10/12	1,250	1,217,187	1.1
Land O Lakes, Inc., Sr Nt, 8.75%, 11/15/11	1,000	925,000	0.8

Description	Par (000)	Value	Percent of Net Assets*
FOOD & TOBACCO (continued)
Land O Lakes, Inc., Sr Nt, 9%, 12/15/10[2]	$500	$523,125	0.5%
National Wine & Spirits, Inc., Sr Nt, 10.125%, 1/15/09	1,350	1,262,250	1.1
North Atlantic Trading, Sr Nt, 9.25%, 3/1/12[2]	300	291,750	0.3
Pierre Foods, Inc., Sr Sub Nt, 9.875%, 7/15/12[2]	500	509,375	0.5
Premium Standard Farms, Sr Nt, 9.25%, 6/15/11	1,985	2,054,475	1.8
Real Mex Restaurants, Sec’d Nt, 10%, 4/1/10[2]	500	503,750	0.4
Sbarro, Inc., Sr Nt, 11%, 9/15/09	1,800	1,584,000	1.4
Swift and Co., Sr Nt, 10.125%, 10/1/09	850	911,625	0.8
Swift and Co., Sr Sub Nt, 12.5%, 1/1/10	250	268,750	0.2

		13,298,287	11.8
FOREST PRODUCTS & CONTAINERS — 8.1%
Anchor Glass Container, Sr Sec’d Nt, 11%, 2/15/13	500	574,375	0.5
Buckeye Cellulose Corp., Sr Sub Nt, 9.25%, 9/15/08	1,410	1,388,850	1.2
Buckeye Technologies, Inc., Sr Sub Nt, 8%, 10/15/10	465	428,963	0.4
Consolidated Container, Sr Disc Nt, 0/10.75%, 6/15/09[2]	600	459,000	0.4
Constar International, Sr Sub Nt, 11%, 12/1/12	1,200	1,128,000	1.0
Crown Cork & Seal, Sr Sec’d Nt, 10.875%, 3/1/13	500	572,500	0.5
Fibermark, Inc., Sr Nt, 10.75%, 4/15/11[1,4]	720	435,600	0.4
Portola Packaging Inc., Sr Nt, 8.25%, 2/1/12[2]	1,500	1,207,500	1.1
Tembec Industries, Sr Nt, 8.5%, 2/1/11	2,000	2,030,000	1.8
US Can Corp., Sec’d Nt, 10.875%, 7/15/10	875	901,250	0.8

		9,126,038	8.1
GAMING & LEISURE — 2.1%
AMF Bowling Worldwide, Sr Sub Nt, 10%, 3/1/10[2]	500	515,000	0.5
Bally Total Fitness Holding Corp., Sr Sub Nt, 9.875%, 10/15/07	800	668,000	0.6
Bally Total Fitness Holding Corp., Sr Nt, 10.5%, 7/15/11	1,200	1,134,000	1.0

		2,317,000	2.1

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2004 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*
HEALTH CARE — 8.0%
Alliance Imaging, Inc., Sr Sub Nt, 10.375%, 4/15/11	$1,050	$1,105,125	1.0%
Ameripath, Inc., Sr Sub Nt, 10.5%, 4/1/13	750	757,500	0.7
Healthsouth Corp., Nt, 7.625%, 6/1/12	600	568,500	0.5
Iasis Healthcare Corp., Sr Sub Nt, 8.75%, 6/15/14[2]	400	411,000	0.4
Insight Health Services, Sr Sub Nt, 9.875%, 11/1/11	1,500	1,612,500	1.4
Medcath Holdings Corp., Sr Nt, 9.875%, 7/15/12[2]	600	600,000	0.5
Medical Device Manufacturing, Inc., Sr Sub Nt, 10%, 7/15/12[2]	300	307,500	0.3
Psychiatric Solutions, Sr Sub Nt, 10.625%, 6/15/13	500	571,250	0.5
Res-Care, Inc., Co Guar, 10.625%, 11/15/08	540	572,400	0.5
Team Health, Inc., Sr Sub Nt, 9%, 4/1/12[2]	750	723,750	0.6
Tenet Healthcare Corp., Sr Nt, 6.375%, 12/1/11	600	528,000	0.5
Tenet Healthcare Corp., Sr Nt, 9.875%, 7/1/14[2]	1,000	1,022,500	0.9
Universal Hospital Services, Sr Nt, 10.125%, 11/1/11	250	255,000	0.2

		9,035,025	8.0
HOUSING — 1.8%
Fedders NA, Sr Nt, 9.875%, 3/1/14[2]	1,000	920,000	0.8
Interface, Inc., Sr Sub Nt, 9.5%, 2/1/14[2]	1,100	1,100,000	1.0

		2,020,000	1.8
INFORMATION TECHNOLOGY — 4.0%
AMI Semiconductor, Inc., Sr Sub Nt, 10.75%, 2/1/13	325	381,063	0.3
Avaya, Inc., Sr Nt, 11.125%, 4/1/09	45	52,875	0.0
Danka Business Systems, Sr Nt, 11%, 6/15/10	875	914,375	0.8
On Semiconductor Corp., Sr Sec’d Nt, 12%, 5/15/08	544	626,960	0.6
On Semiconductor Corp., Sr Sec’d Nt, 12%, 3/15/10	130	152,750	0.1
Solectron Corp., Sr Nt, 9.625%, 2/15/09	500	551,250	0.5
Viasystems, Sr Sub Nt, 10.5%, 1/15/11[2]	1,000	1,055,000	0.9
Xerox Capital Corp., Sr Nt, 9.75%, 1/15/09	750	856,875	0.8

		4,591,148	4.0

Description	Par (000)	Value	Percent of Net Assets*
MANUFACTURING — 6.2%
Case New Holland, Inc., Sr Nt, 6%, 6/1/09[2]	$500	$467,500	0.4%
Columbus McKinnon, Sec’d Nt, 10%, 8/1/10	175	186,375	0.2
Day International Group, Inc., Sub Nt, 9.5%, 3/15/08	2,000	1,990,000	1.8
Douglas Dynamics, Inc., 2nd Lien Bank Debt, 7.17%, 3/19/11	160	162,000	0.1
Douglas Dynamics, Inc., 2nd Lien Bank Debt, 7.31%, 3/19/11	170	172,125	0.1
Douglas Dynamics, Inc., 2nd Lien Bank Debt, 7.58625%, 3/19/11	170	172,125	0.1
Interline Brands, Inc., Sr Sub Nt, 11.5%, 5/15/11	500	555,000	0.5
Invensys PLC, Sr Nt, 9.875%, 3/15/11[2]	1,000	1,000,000	0.9
Key Components, LLC, Sr Sub Nt, 10.5%, 6/1/08	500	507,500	0.5
Park-Ohio Industries, Sr Sub Nt, 9.25%, 12/1/07	500	511,250	0.5
Precision Partners, Inc., Sr Sub Nt, 12%, 2/1/07[3]	310	310,461	0.3
Precision Partners, Inc., Term Loan C, Bank Debt, 18%, 1/1/07[3]	407	406,521	0.4
Thermadyne Holdings Corp., Sr Sub Nt, 9.25%, 2/1/14	200	198,500	0.2
Von Hoffman Corp., Sr Nt, 10.25%, 3/15/09	250	258,438	0.2

		6,897,795	6.2
MEDIA & TELECOM: BROADCASTING — 1.4%
Granite Broadcasting Corp., Sec’d Nt, 9.75%, 12/1/10[2]	700	654,500	0.6
LBI Media, Inc., Sr Disc Nt, 0/11%, 10/15/13	875	622,344	0.6
Nexstar Fin Hldg LLC, Inc., Sr Disc Nt, 0/11.375%, 4/1/13	250	180,000	0.2

		1,456,844	1.4
MEDIA & TELECOM: CABLE — 8.5%
Adelphia Communications, Corp., Sr Nt, 9.375%, 11/15/09[1,4]	1,500	1,526,250	1.4
Adelphia Communications, Corp., Sr Nt, 8.125%, 7/15/03[1,4]	750	731,250	0.6
Adelphia Communications, Corp., Sr Nt, 6%, 2/15/06[1,4]	125	47,500	0.0
Charter Communications Holdings LLC, Sr Nt, 10%, 4/1/09	2,000	1,680,000	1.5

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2004 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*
MEDIA & TELECOM: CABLE (continued)
Charter Communications Holdings LLC, Sr Nt, 11.125%, 1/15/11	$200	$169,000	0.2%
Insight Communications, Inc., Sr Disc Nt, 0/12.25%, 2/15/11	2,000	1,810,000	1.6
Insight Midwest, Sr Nt, 10.5%, 11/1/10	500	547,500	0.5
Kabel Deutschland GMBH, Sr Nt, 10.625%, 7/1/14[2]	500	516,250	0.5
Mediacom LLC/Capital Corp., Sr Nt, 8.50%, 4/15/08	350	353,500	0.3
Mediacom LLC/Capital Corp., Sr Nt, 9.50%, 1/15/03	900	873,000	0.8
Telewest PLC, Sr Disc Debs, 11%, 10/1/07[1,4]	2,000	1,185,000	1.1

		9,439,250	8.5
MEDIA & TELECOM: FIXED COMMUNICATIONS — 6.1%
Alaska Communications Systems Holdings, Inc., Sr Sub Nt, 9.375%, 5/15/09	530	536,625	0.5
Cincinnati Bell Telephone, Sr Sub Nt, 8.375%, 1/15/14	1,150	1,029,250	0.9
MCI Communications, Sr Nt, 6.688%, 5/1/09	1,000	927,500	0.8
Mastec, Inc., Sr Sub Nt, 7.75%, 2/1/08	605	523,325	0.5
Qwest Communications, Sr Nt, LIBOR + 3.5%, 2/15/09[2]	1,226	1,152,440	1.0
RCN Corp., Sr Nt, 10%, 10/15/07[1,4]	1,400	822,500	0.7
RCN Corp., Sr Disc Nt, 0/9.8%, 2/15/08[1,4]	1,000	595,000	0.5
Time Warner Communications, Sr Nt, 9.75%, 7/15/08	1,000	940,000	0.8
Time Warner Communications, Sr Nt, 9.25%, 2/15/14[2]	500	482,500	0.4

		7,009,140	6.1
MEDIA & TELECOM: WIRELESS COMMUNICATIONS — 8.8%
Alamosa Delaware, Inc., Co Guar, 11%, 7/31/10	975	1,067,625	1.0
Alamosa Delaware, Inc., Sr Nt, 8.5%, 1/31/12[2]	300	295,500	0.3
Centennial Cellular, Sr Nt, 10.125%, 6/15/13	1,570	1,628,875	1.4
Dobson/Sygnet Communications Corp., Sr Nt, 10.875%, 7/1/10	1,000	865,000	0.8
Metropcs, Inc., Sr Nt, 10.75%, 10/1/11	1,000	1,090,000	1.0
Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08	2,050	1,947,500	1.7

Description	Par (000)	Value	Percent of Net Assets*
MEDIA & TELECOM: WIRELESS COMMUNICATIONS (continued)
SBA Communications Corp., Sr Disc Nt, 0/9.75%, 12/15/11	$500	$372,500	0.3%
TSI Telecommunications, Inc., Sr Sub Nt, 12.75%, 2/1/09	1,200	1,296,000	1.2
US Unwired, Inc., Sr Sec’d Nt, 10%, 6/15/12[2]	450	456,750	0.4
Ubiquitel Operating Corp., Sr Nt, 9.875%, 3/1/11[2]	750	753,750	0.7

		9,773,500	8.8
MEDIA & TELECOM: DIVERSIFIED — 7.9%
Dex Media West, LLC, Sr Sub Nt, 9.875%, 8/15/13	450	496,125	0.4
IMAX Corp., Sr Nt, 9.625%, 12/1/10[2]	1,150	1,083,875	1.0
Liberty Group Operating, Inc., Sr Sub Nt, 9.375%, 2/1/08	1,430	1,430,000	1.3
Liberty Group Publishing, Inc., Sr Disc Nt, 0/11.625%, 2/1/09	1,125	1,116,563	1.0
Mail-Well I Corp., Sr Sub Nt, 7.875%, 12/1/13[2]	1,000	915,000	0.8
Perry-Judd, Sr Sub Nt, 10.625%, 12/15/07	1,150	1,023,500	0.9
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09	1,330	1,243,550	1.1
Premier Ent Bilo, 1st Mtg, 10.75%, 2/1/12[2]	200	211,000	0.2
True Temper Sports, Inc., Sr Sub Nt, 8.375%, 9/15/11	500	502,500	0.4
Universal City Development, Sr Nt, 11.75%, 4/1/10	750	871,875	0.8

		8,893,988	7.9
METALS & MINERALS — 8.9%
AK Steel Corp., Co Guar, 7.875%, 2/15/09	2,000	1,880,000	1.7
ISPAT Inland ULC, Sec’d Nt, 9.75%, 4/1/14[2]	1,100	1,138,500	1.0
JSC Severstal, Bonds, 9.25%, 4/19/14[2]	250	222,500	0.2
MMI Products, Inc., Sr Sub Nt, 11.25%, 4/15/07	1,855	1,799,350	1.6
Neenah Corp., Sr Sub Nt, 11%, 9/30/10[2]	200	213,000	0.2
Oglebay Norton Co., Sr Sub Nt, 10%, 2/1/09[1,4]	2,250	798,750	0.7
Oglebay Norton Co., Sr Sub Nt, 13/18%, 10/25/08[1,4]	1,272	1,297,104	1.2
Oregon Steel Mills, 1st Mtg, 10%, 7/15/09	750	798,750	0.7
Ryerson Tull, Inc., Sr Nt, 9.125%, 7/15/06	750	787,500	0.7
United Steel LLC, Sr Nt, 10.75%, 8/1/08	698	800,955	0.7

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2004 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*
METALS & MINERALS (continued)
United Steel LLC, Sr Nt, 9.75%, 5/15/10	$168	$186,900	0.2%

		9,923,309	8.9
RETAIL — 2.0%
Broder Bros. Co., Sr Nt, 11.25%, 10/15/10	500	476,250	0.4
Rent-Way, Inc., Nt, 11.875%, 6/15/10	750	826,875	0.7
Tom’s Foods, Inc., Sr Nt, 10.5%, 11/1/04	1,000	997,500	0.9

		2,300,625	2.0
SERVICES — 2.6%
Amerco, Sec’d Nt, 9%, 3/15/09	366	378,296	0.3
Amerco, Sec’d Nt, 12%, 3/15/11	953	983,720	0.9
Sac Holdings, Sr Nt, 8.5%, 3/15/14	1,305	1,249,402	1.1
Service Corporation International, Sr Nt, 7.7%, 4/15/09	300	309,000	0.3

		2,920,418	2.6
TRANSPORTATION — 13.8%
Airxcel, Inc., Sr Sub Nt, 11%, 11/15/07	1,500	1,387,500	1.2
Anchor Lamina, Inc., Sr Sub Nt, 9.875%, 2/1/08	1,050	750,750	0.7
Asbury Automotive, Co Guar, 9%, 6/15/12	1,500	1,537,500	1.4
Autocam Corp., Sr Sub Nt, 10.875%, 6/15/14[2]	550	536,250	0.5
CP Ships, Ltd., Sr Sub Nt, 10.375%, 7/15/12	500	573,750	0.5
Delco Remy International, Inc., Sr Sub Nt, 11%, 5/1/09	1,800	1,908,000	1.7
Dura Operating Corp., Co Guar, 9%, 5/1/09	750	738,750	0.7
Greyhound Lines, Inc., Sr Sub Nt, 11.5%, 4/15/07	1,260	1,209,600	1.1
Hayes Lemmerz International, Inc., Sr Nt, 10.5%, 6/15/10	325	367,250	0.3
Laidlaw International, Inc., Sr Nt, 10.75%, 6/15/11	500	548,125	0.5
Metaldyne Corp., Sr Sub Nt, 11%, 6/15/12	1,000	855,000	0.8
Milacron Escrow Corp., Sec’d Nt, 11.5%, 5/15/11[2]	1,750	1,750,000	1.6
Nationsrent, Inc., Sr Sec’d Nt, 9.5%, 10/15/10[2]	300	321,000	0.3
J.B. Poindexter & Co., Sr Nt, 8.75%, 3/15/14[2]	300	306,000	0.3
Sea Containers, Sr Nt, 10.5%, 5/15/12	750	756,563	0.7
Tenneco Automotive, Inc., Nt, 10.25%, 7/15/13	250	283,750	0.2

Description	Par (000)	Value	Percent of Net Assets*
TRANSPORTATION (continued)
TFM SA DE CV, Co Guar, 0/11.75%, 6/15/09	$400	$392,000	0.3%
TFM SA DE CV, Sr Nt, 12.5%, 6/15/12	1,100	1,177,000	1.0

		15,398,788	13.8
UTILITIES — 10.0%
AES Corp., Sr Nt, 9.5%, 6/1/09	1,375	1,476,406	1.3
AES Corp., Sr Nt, 9.375%, 9/15/10	180	192,825	0.2
AES Corp., Sr Nt, 7.75%, 3/1/14	500	483,125	0.4
Calpine Corp., Sr Nt, 8.5%, 5/1/08	1,500	997,500	0.9
Calpine Corp., Sr Nt, 8.625%, 8/15/10	750	491,250	0.4
Calpine Generating Co., 2nd FRN, Sec’d Nt, 7%, 4/1/10[2]	500	480,000	0.4
Calpine Generating Co., 3rd FRN, Sec’d Nt, 10.25%, 4/1/11[2]	1,000	910,000	0.8
Dynegy Holdings, Inc., Sec’d Nt, 9.875%, 7/15/10[2]	300	324,000	0.3
Edison Mission, Inc., Sr Nt, 9.875%, 4/15/11	1,000	1,047,500	0.9
Edison Mission, Inc., Sr Nt, 10%, 8/15/08	1,000	1,072,500	1.0
Ilinois Power Co., Sr Nt, 11.5%, 12/15/10	80	95,000	0.1
Midwest Generation LLC, Sec’d Nt, 8.75%, 5/1/34[2]	500	507,500	0.5
Mirant Americas, Sr Nt, 8.3%, 5/1/11[1,4]	250	188,750	0.2
Dynegy/NGC Corp., Debentures, 7.125%, 5/15/18	1,250	981,250	0.9
NRG Energy, Inc., Sec’d Nt, 8%, 12/15/13[2]	250	253,750	0.2
Semco Energy, Inc., Sr Nt, 7.75%, 5/15/13	330	341,550	0.3
Teco Energy, Inc., Sr Nt, 10.5%, 12/1/07	500	560,000	0.5
Williams Companies, Inc., Sr Nt, 7.625%, 7/15/19	800	774,000	0.7

		11,176,906	10.0

Total Corporate Debt Securities
(amortized cost $168,753,683)		168,082,382	149.6

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2004 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*
CORPORATE CONVERTIBLE DEBT SECURITIES — 0.6%
HEALTH CARE — 0.2%
IVAX Corp., Conv, 4.5%, 5/15/08	$250	$248,750	0.2%

		248,750	0.2
CONSUMER PRODUCTS — 0.4%
Indesco International, Inc., Conv, Sr Sub Nt, 10%, 3/15/08[3]	291	423,301	0.4

		423,301	0.4

Total Convertible Corporate Debt Securities
(amortized cost $498,513)		672,051	0.6

Total Debt Securities
(amortized cost $169,252,196)		168,754,433	150.2

PREFERRED STOCKS — 3.0%
Glasstech, Inc., Series C, Pfd[1,3]	5	0	0.0
HLI Operating Co., Inc., Series A, Pfd, 8%, 12/31/49	74	6,697	0.0
Kaiser Group Holdings, Inc., Pfd, 7%, 12/31/07	40,744	2,240,920	2.0
McLeod USA, Inc., Conv Pfd, 2.5%, 4/18/12	7,655	19,903	0.0
Rural Cellular Corp., Pfd, 11.375% PIK, 5/15/10[1,4]	1,000	847,500	0.8
Spanish Broadcasting Systems, Pfd, 10.75%, 10/15/13	261	266,220	0.2
XO Communications, Inc., Pfd, 13.5% PIK, 6/1/10[1,4]	1,580	16	0.0

Total Preferred Stocks
(cost $5,685,865)		3,381,256	3.0
COMMON STOCKS — 3.8%
Abovenet, Inc., Common Stock[1]	1,702	49,358	0.0
Cincinnati Bell, Inc., Common Stock[1]	16,370	72,683	0.1
Davel Communications, Inc., Common Stock[1]	523,104	4,708	0.0
Franks Nursery and Crafts, Common Stock[1]	186,971	127,140	0.1
Glasstech, Inc., Class C, Common Stock[1,3]	5	0	0.0
Global Crossing Holding Ltd., Common Stock[1]	5,158	80,465	0.1

Description	Shares/Par (000)	Value	Percent of Net Assets*
COMMON STOCKS (continued)
Hayes Lemmerz International, Inc., Common Stock[1]	$22,100	$333,710	0.3%
Indesco International, Inc., Common Stock[1,3]	60,345	359,656	0.3
Kaiser Group Holdings, Inc., Common Stock[1]	58,011	1,450,275	1.3
Leucadia National Corp., Common Stock[1]	5,201	258,490	0.2
MCI Communications, Inc., Common Stock[1]	43,794	631,947	0.6
Magellan Health Services, Inc., Common Stock[1]	2,372	79,343	0.1
Mattress Discounters, Common Stock[1,3]	8,329	8,329	0.0
McLeod USA, Inc., Common Stock[1]	375	180	0.0
Metrocall, Inc., Common Stock[1]	7,480	501,160	0.4
Precision Partners, Inc., Common Stock[1,3]	1,141	245,315	0.2
Simonds Industries, Inc., Common Stock[1,3]	8,236	138,859	0.1
WHX Corp., Common Stock[1]	8	13	0.0
Wiltel Communication, Rights[1,3]	18,356	0	0.0
XO Communications, Inc., Common Stock[1]	1,524	6,325	0.0

Total Common Stocks
(cost $17,016,107)		4,347,956	3.8
WARRANTS — 0.0%
Abovenet, Inc., Warrants[1,3]	584	5,256	0.0
Abovenet, Inc., Warrants[1,3]	687	3,435	0.0
Hayes Lemmerz International, Inc., Warrants[1]	1,679	2,770	0.0
McLeod USA, Inc., Warrants[1]	16,963	2,375	0.0
XO Communications, Series A, Warrants[1]	3,047	4,571	0.0
XO Communications, Series B, Warrants[1]	2,285	2,399	0.0
XO Communications, Series C, Warrants[1]	2,285	1,668	0.0

Total Warrants
(cost $2,135,765)		22,474	0.0

Total Equity Investments
(amortized cost $24,837,737)		7,751,686	6.8

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (concluded)

June 30, 2004 (Unaudited)

Description	Shares/Par (000)	Value	Percent of Net Assets*
REPURCHASE AGREEMENTS[5] — 39.0%
Chase Securities Corp. 1.58%, dated 6/30/04, matures 7/1/04 repurchase price $10,000,439	$10,000	$10,000,000	8.9%
Citigroup Global Markets Corp. 1.6%, dated 6/30/04, matures 7/1/04 repurchase price $7,000,311	7,000	7,000,000	6.2
Goldman Sachs Corp. 1.57%, dated 6/30/04, matures 7/1/04 repurchase price $12,000,523	12,000	12,000,000	10.7
Lehman Brothers 1.3%, dated 6/30/04, matures 7/1/04 repurchase price $1,721,344	1,721	1,721,282	1.5
Merrill Lynch Corp. 1.65%, dated 6/30/04, matures 7/1/04 repurchase price $13,000,596	13,000	13,000,000	11.7

Total Repurchase Agreements
(cost $43,721,282)		43,721,282	39.0
TOTAL INVESTMENTS[6]
(amortized cost $237,811,215)		220,227,400	196.0
Payable Upon Return of Securities Loaned		(43,721,282)	(38.9)
Payable to Advisor		(973,012)	(0.9)
Payable to Administrator		(29,584)	0.0
Accounting Fees Payable		(7,100)	0.0
Custody Fees Payable		(5,313)	0.0
Other Assets in Excess of Other Liabilities		2,884,713	2.6
Less: Outstanding Preferred Stock (2,640 shares at $25,000 per share) at liquidation value		(66,000,000)	(58.8)

Net Assets Applicable to Common Stockholders:
Common Stock, $.01 par value; 49,996,320 shares authorized 12,874,201 shares issued and outstanding	$128,742
Capital in excess of par value	179,365,809
Undistributed net investment income	1,087,110

Description	Shares/Par (000)	Value	Percent of Net Assets*
Accumulated net realized loss from security transactions	(49,536,320)
Net unrealized depreciation on investments	(18,669,519)
Net Assets Applicable to Common Stockholders		$112,375,822	100.0

Net Asset Value Per Common Share ($112,375,822/12,874,201)		$8.73

*Applicable	to common stockholders.
[1]	Non-income producing security.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $36,801,794.
[3]	Board valued security. These securities amounted to $1,901,133.
[4]	Security in default.
[5]	Investments held as collateral for securities on loan. Fully collateralized by A1/P1 commercial paper, U.S. Government agency securities, investment grade corporate bonds, and non-investment grade corporate bonds with a fair market value of $45,655,035.
[6]	Includes securities loaned with a fair market value of $41,834,671.
PIK	Payment in kind.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Operations

For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest	$8,174,849
Dividends	188,492
Securities lending and other	62,026

Total Income	8,425,368
EXPENSES:
Investment advisory fee (Note 6)	1,244,171
Administrative fee (Note 6)	89,097
Other	49,726
Stock exchange list fee	12,432
Accounting fees (Note 6)	22,490
Custodian (Note 6)	12,929
Transfer agent	9,923
Legal fees	54,700
Directors’ fees and expenses	42,268
Audit fee	27,349
Insurance	14,918

Operating Expenses	1,580,003
Commissions on auction rate preferred stock	83,741

Expenses Related to Leverage	83,741
Total Expenses	1,663,744

Net Investment Income	6,761,624
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss):
Investments	(2,761,148)
Swaps	(830,111)

Net realized gain/(loss) on investments	(3,591,259)
Net change in unrealized appreciation/(depreciation):
Investments	3,796,612
Swaps	966,279

Net change in unrealized appreciation/(depreciation) on investments	4,762,891

Net realized and unrealized gain/(loss) on investments	1,171,632

Net increase/(decrease) resulting from operations	7,933,256
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(381,665)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$7,551,591

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets Applicable to Common Stockholders

	For the Six Months Ended June 30, 2004 (Unaudited)	For the Year Ended December 31, 2003
INCREASE/(DECREASE) FROM OPERATIONS:
Net investment income	$6,761,624	$14,056,544
Net realized gain/(loss) on investments	(3,591,259)	(22,651,452)
Net change in unrealized appreciation/(depreciation) on investments	4,762,891	58,235,370

Net increase/(decrease) resulting from operations	7,933,256	49,640,462
Distributions to preferred stockholders from net investment income	(381,665)	(830,891)

Net increase/(decrease) resulting from operations	7,551,591	48,809,571

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income	(5,791,664)	(11,425,162)
Return of Capital	0	(638,177)

Total distributions to common stockholders	(5,791,664)	(12,063,339)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 15,556 and 55,655 shares issued in reinvestment of dividends to common stockholders in 2004 and 2003, respectively	139,843	423,245

Total increase in net assets from fund share transactions	139,843	423,245

Total net increase/(decrease) in net assets applicable to common stockholders	1,899,770	37,169,477
NET ASSETS:
Beginning of period	110,476,052	73,306,575

End of period	$112,375,822	$110,476,052

Undistributed Net Investment Income	$1,087,110	$498,815

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares calculated using average shares outstanding.)

	For the Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31,
		2003	2002	2001	2000
Net asset value, beginning of period	$8.59	$5.73	$7.78	$10.03	$13.55

Net investment income	0.53	1.10	1.41	1.87	2.22
Net realized and unrealized gain/(loss) on investments	0.09	2.77	(2.15)	(1.78)	(3.55)
Distributions to preferred stockholders from net investment income	(0.03)	(0.07)	(0.12)	(0.37)	(0.51)

Net increase/(decrease) in net asset value resulting from operations	0.59	3.80	(0.86)	(0.28)	(1.84)

Distributions to Common Stockholders from:
Net investment income	(0.45)	(0.89)	(1.15)	(1.65)	(1.68)
Return of capital	—	(0.05)	(0.04)	—	—

Total distributions to common stockholders	(0.45)	(0.94)	(1.19)	(1.65)	(1.68)

Common and Preferred Shares Offering Costs Charged to Paid-In Capital:
Common Shares	—	—	—	(0.10)	—
Preferred Shares	—	—	—	(0.22)	—

	—	—	—	(0.32)	—

Net asset value, end of period	$8.73	$8.59	$5.73	$7.78	$10.03

Market value per share, end of period	$8.64	$9.14	$6.16	$9.08	$10.56

TOTAL INVESTMENT RETURN (1):
Based on market value per common share (2)	(0.55%)	67.19%	(19.91%)	1.37%	4.97%
Based on net asset value per common share (3)	6.92%	68.92%	(13.05%)	(8.07%)	(14.48%)
RATIOS TO AVERAGE NET ASSETS (4):
Expenses (prior to expenses related to leverage) (6)	1.78%	1.80%	0.83%	0.75%	0.69%
Applicable to common stockholders only (7)	2.82%	3.08%	1.65%	1.32%	1.11%
Expenses (including expenses related to leverage) (6)	1.87%	1.91%	0.95%	0.81%	—
Applicable to common stockholders only (7)	2.97%	3.26%	1.90%	1.43%	—
Net investment income applicable to common stockholders only (7)	12.06%	17.17%	21.49%	20.65%	18.31%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)	$112,376	$110,476	$73,307	$99,067	$95,457
Portfolio turnover rate	43%	51%	40%	32%	35%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	2,640	2,640	2,640	3,680	3,500,000
Asset coverage per share of preferred stock outstanding at end of period (5)	$67,573	$66,853	$52,768	$51,920	$47
Involuntary liquidation preference and average market value per share of preferred stock	$25,000	$25,000	$25,000	$25,000	$20

1	Total investment return excludes the effects of commissions. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
2	Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated.
3	Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated.
4	Ratios calculated on an annualized basis of expenses and net investment income. Ratios do not include the effect of dividends to preferred stock.
5	Calculated by subtracting the Fund’s total liabilities (not including the preferred stock) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.

6 Ratios calculated relative to the average net assets of both common and preferred shareholders.

7 Ratios calculated relative to the average net assets of common shareholders only.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to provide a high level of total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield securities. The Fund invests primarily in fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	SECURITY VALUATIONS — Fixed income securities are priced at the mean of bid and asked of the market provided by an independent pricing service or broker confirmation. Equity securities listed on an exchange are valued at the closing prices as determined by the primary exchange where the securities are traded. Restricted securities and portfolio securities not priced by the independent pricing service are valued at fair value as determined under procedures established and monitored by the Board of Directors. At June 30, 2004, there were board-valued securities of $1,901,133. Original obligations with maturities of 60 days or less at the date of purchase are valued at amortized cost.

B.	REPURCHASE AGREEMENTS — Each repurchase agreement is valued at amortized cost. In connection with transactions in repurchase agreements, it is the Fund’s policy that a tri-party custodian take possession of the underlying collateral securities in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The repurchase agreements are fully collateralized by A1/P1 commercial paper, U.S. Government agency securities, investment grade corporate bonds, and non-investment grade corporate bonds.

C.	FEDERAL TAXES — It is the Fund’s policy to make sufficient distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year all of its taxable income, if any, and tax-exempt income, including realized gains on investments. Therefore no federal tax provision is required.

D.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund accretes discounts or amortizes premiums on all fixed income securities for financial reporting purposes. Dividends are recorded on the ex-dividend date.

E.	SECURITY LENDING — To generate additional income, the Fund lends its securities to approved brokers and receives cash as collateral to secure the loans. Collateral is marked to market daily to provide a level of collateral at not less than 102% of the value of loaned securities. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of June 30, 2004, the Fund loaned securities having a value of approximately $41,834,671. The Fund had received cash collateral of $43,721,282 for the loans and invested the collateral in repurchase agreements. The cash collateral received by the Fund at June 30, 2004 was invested in Repurchase Agreements (with interest rates ranging from 1.30% to 1.65% and maturity dates of July 1, 2004). Information on the investment of cash collateral is shown in the Statement of Net Assets Applicable to Common Stockholders.

F.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily and are paid weekly from net investment income.

G.	WHEN, AS AND IF ISSUED SECURITIES — The Fund may engage in “when-issued” or “delayed delivery” transactions. The Fund

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

The Fund had no when-issued or delayed-delivery purchase commitments as of June 30, 2004.

H.	ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

I.	INTEREST RATE SWAPS — Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Net Assets Applicable to Common Stockholders. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements are stated at fair value.

2.	COMMON STOCK — At June 30, 2004, there were 49,996,320 shares of common stock with a $.01 par value authorized and 12,874,201 shares outstanding. During the six months ended June 30, 2004 and the year ended December 31, 2003, the Fund issued 15,556 and 55,655 shares of common stock, respectively, in connection with its dividend reinvestment plan.

3.	PREFERRED STOCK — On June 29, 2001, the Fund issued 3,680 shares of Series W Auction Rate Cumulative Preferred Stock (ARPS) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction. The Fund is required to maintain certain asset coverages as set forth in the Fund’s Articles Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption at a redemption price of $25,000 per share, plus accumulated and unpaid dividends, if the Fund is not in compliance with the required asset coverage, tests and restrictions. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the ARPS and common stock. The ARPS has a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. At June 30, 2004, accrued ARPS dividends were $17,978.

During 2002, the Fund redeemed a total of $26,000,000 or 1,040 shares of Series W ARPS at various intervals and amounts. No redemptions occurred during 2003 or during the first six months of 2004.

4.	INTEREST RATE SWAPS — The Fund entered into interest payment swap arrangements with Citibank, N. A. New York (Citibank) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS. Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate (LIBOR). The variable rates ranged from 1.00% to 1.49% for the six months ended June 30, 2004. The following swaps were held by the Fund at June 30, 2004:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate	Floating Annual Rate(a)	Unrealized Mark to Market
7/16/2001	$10 million	7/16/2004	5.01%	1.25%	$(31,314)
7/16/2001	$10 million	7/18/2005	5.31%	1.25%	(325,909)
7/16/2001	$10 million	7/17/2006	5.52%	1.25%	(507,637)
11/13/2001	$ 5 million	11/15/2004	3.35%	1.21%	(36,032)
11/13/2001	$ 5 million	11/14/2005	3.77%	1.21%	(83,888)
11/13/2001	$ 5 million	11/13/2006	4.07%	1.21%	(100,924)

					$(1,085,704)

(a) Rate in effect at 6/30/04.

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the event of nonperformance by the counterparty on interest rate swaps, but the Fund does not anticipate nonperformance by the counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

For the six months ended June 30, 2004, the Fund’s receipts under the swap agreements were less than the amount paid and accrued to Citibank by $830,111 and are included in the accompanying statement of operations as realized losses.

The estimated fair value of the interest rate swap agreements at June 30, 2004 amounted to approximately $1,085,704 in unrealized depreciation and is included in the accompanying statement of net assets as a component of Other Assets in Excess of Other Liabilities.

5.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2004 aggregated $76,461,039 and $76,365,727, respectively.

At June 30, 2004, the federal income tax basis of securities was $237,685,554, unrealized appreciation was $11,851,609 and unrealized depreciation was $29,309,763.

6.	TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT — The Fund has an investment advisory agreement with Pacholder & Company, LLC (the “Advisor”), an Ohio limited liability company, which is fifty-one percent owned by Pacholder Associates, Inc. and forty-nine percent owned by Banc One Investment Advisors, LLC, pursuant to which the Advisor serves as the Fund’s investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index, Developed Countries OnlyTM (formerly known as the CS First Boston Domestic+ High Yield Index). The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average total assets of the Fund minus accrued liabilities of the Fund other than the principal amount of any outstanding senior securities representing indebtedness (“Net Assets”). For the six months ended June 30, 2004, the advisory fee is calculated based on 1.40% of average weekly Net Assets (as defined above) of the Fund. At June 30, 2004, accrued advisory fees were $973,012. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor.

The Fund has an administrative services agreement with Kenwood Administrative Management, Inc. (“KAM”) (an affiliate of the Advisor)

pursuant to which KAM provides administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly Net Assets of the Fund. At June 30, 2004, accrued administrative fees were $29,584.

The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and net asset value calculations for the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund’s average weekly Net Assets and 0.015% of such assets in excess of $100 million. At June 30, 2004, accrued accounting fees were $7,100.

The Fund has an agreement with Bank One, N.A. to provide custodial services for the Fund. Under the agreement, Bank One, N.A. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $30 million of the Fund’s average weekly Net Assets, 0.01% of the next $50 million, and 0.0075% of such assets in excess of $80 million. At June 30, 2004, accrued custodial fees were $5,313.

7.	LIABILITIES OF THE FUND — As of June 30, 2004, liabilities for the Fund Included:

Distributions payable	$965,565
Securities purchased payable	3,365,590
Other liabilities	2,205,943

8.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) ON A TAX BASIS:

June 30, 2004
Undistributed net investment income	588,295
Accumulated net realized gain/(loss) on investments	(49,470,918)
Unrealized appreciation/(depreciation) on investments	(18,236,106)

At June 30, 2004, the Fund had available a capital loss carryforward of $45,945,061, of which $2,513,330 expires in 2006, $5,237,176 expires in 2007, $4,746,544 expires in 2008, $4,438,792 expires in 2009, $8,135,473 expires in 2010, and $20,873,746 expires in 2011, to offset any future net capital gains.

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

William J. Morgan President James P. Shanahan, Jr. Secretary James E. Gibson Treasurer David A. Groshoff, Esq. Chief Compliance Officer	John F. Williamson Chairman and Director George D. Woodard Director Daniel A. Grant Director

Investment Objective

A closed-end fund seeking a high level of total return through current income and capital appreciation by investing primarily in high-yield, fixed income securities of domestic companies.

Investment Advisor

Pacholder & Company, LLC

Administrator

Kenwood Administrative Management, Inc.

Custodian

Bank One Trust Company, N.A.

Transfer Agent

Computershare, LLC

Legal Counsel

Kirkpatrick & Lockhart LLP

Executive Offices

Pacholder High Yield Fund, Inc.

8044 Montgomery Road

Suite 555

Cincinnati, Ohio 45236

(513) 985-3200

Web Site

www.phf-hy.com

This report is for the information of shareholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

SEMI-ANNUAL REPORT

JUNE 30, 2004

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect to portfolio holdings to its investment adviser, Pacholder and Company, LLC (“Pacholder”), to vote the Registrant’s proxies in accordance with Pacholder’s proxy voting policy and procedures. Pacholder has adopted the proxy voting policy and procedures as follows:

Proxy Voting Policy and Procedures

Pacholder & Company, LLC

Under Rule 206 (4) of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Pacholder & Company, LLC (“Pacholder”) exercises proxy voting authority for advised client accounts, including registered investment companies. Pacholder has adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients’ accounts and are not affected by any material conflicts of interest within Pacholder.

With respect to securities held in client accounts, Pacholder shall vote in the best interest of clients without regard to Pacholder’s interest. Unless we have otherwise specifically agreed with a client to vote the client’s proxies ourselves, Pacholder has contracted with an independent proxy voting service (“independent service”) and other independent service providers to provide various services. These services include providing vote recommendations and voting of proxies for Pacholder’s client accounts.

Pacholder has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where Pacholder votes securities in accordance with its predetermined policy and/or based upon the recommendations of the independent service, the vote is insulated from potential conflicts of interest that Pacholder may have. Only in those instances when the independent service does not provide a recommendation, or when Pacholder determines that it is in the best interest of clients to vote securities contrary to the independent service’s recommendation, does the potential for a conflict arise.

Conflicts of interest may arise when Pacholder or an affiliate has a relationship with an issuer, whether Pacholder has knowledge of the relationship or not. For purposes of the policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and Pacholder or an affiliate, of which Pacholder has actual knowledge that may affect Pacholder’s judgment in voting securities in the best interest of client accounts. Material conflicts may arise when Pacholder or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In instances where the independent service does not provide a vote recommendation or Pacholder has determined that it is not in the best interest of their clients to follow the vote recommendation of the independent service, the Compliance Officer must approve any recommendations for votes. In the event that Pacholder determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and Pacholder’s recommendation must be disclosed to the client and consent or direction must be obtained from the client. All votes that are determined by Pacholder either because the independent service does not provide a recommendation or because Pacholder has chosen to override the recommendation will be reviewed on a quarterly basis by Pacholder’s Proxy Voting Committee. Pacholder’s Proxy Voting Coordinator (“PVC”) is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

Pacholder will, at all times, make a best effort to vote all proxies in the best interest of shareholders. However, there may be some instances in which Pacholder will choose not to vote or may not be able to vote a proxy.

Clients of Pacholder may contact Pacholder to obtain a copy of the proxy voting policy. In addition, clients may contact Pacholder for information on how the proxies for the securities in their portfolio were voted.

This policy will be reviewed and approved on an annual basis by Pacholder’s Proxy Voting Committee.

Amended: August 2003

PACHOLDER & COMPANY, LLC

PROXY VOTING POLICY & PROCEDURES

Pacholder & Company, LLC has adopted the following procedures and policies for the handling of proxies of portfolio securities owned by clients:

I.	Compensation Related Matters

A.	The following proposals will be voted “For”:

1.	Authorization of stock option plans, so long as the plan (1) does not permit option exercise prices less than the market price on the date of grant, (ii) does not authorize the issuance of options to purchase more than 10% of outstanding common stock, and (iii) the plan does not permit repricing.

2.	Amendments to existing stock option plans that would enable the option holder to pay all or part of the option exercise price by surrendering shares of the company’s stock.

3.	Employee stock purchase plans where all of the following apply:

a.	Purchase price is at least 85% of fair market value,

b.	Offering period is 27 months or less,

c.	Potential voting power dilution is 10% or less, and

d.	The plan does not permit repricing.

4.	Authorization of other employee benefit plans.

B.	The following proposals will be voted “Against”:

1.	Proposals by shareholders to limit compensation, pension benefits or other employee benefits.

2.	Proposals to authorize loans to officers.

3.	“Golden Parachute” severance benefits.

4.	Stock option or stock purchase plan repricing that is applicable to executive officers or directors.

C.	The voting on all other compensation proposals will be in accordance with management’s recommendations, except that if the portfolio manager believes such voting would not be in the best interest of the client, the question will be referred to the Proxy Voting Committee (which shall include a Managing Director and a Compliance Officer).

II.	Non-Compensation Related Matters

A.	Proposals of Management

1.	The following proposals of management will be voted “For”:

a.	Election of Directors.

b.	Ratification of Auditors.

c.	Increase in authorized shares (except dual class capital structures where the proposal is to increase the class with superior voting power, in which case vote “Against”).

d.	Increase in funded debt.

e.	Stock splits and stock dividends.

f.	Change in the number of Directors.

g.	Elimination of pre-emptive rights.

h.	Stockholder proposals that relate to the above and are supported by management.

i.	Amendments of charter documents to implement applicable state law to limit directors’ liability and/or to amend provisions regarding indemnification.

j.	Proposals to adopt confidential voting.

2.	The following proposals of management will be voted “Against”:

a.	Supermajority voting provisions.

b.	“Blank-Check” preferred stock and poison pills.

c.	Two classes of shares with different voting rights.

d.	“Fair Price” amendments except those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

e.	Other anti-takeover provisions.

f.	Elimination of or limitations on shareholder rights (e.g., action by written consent, ability to call meetings or remove directors).

g.	Reincorporation in another state when accompanied by anti-takeover proposals.

h.	Classified board with staggered terms of Directors.

3.	The voting on all other items proposed by management will be voted “For,” except that if the portfolio manager believes such voting would not be in the best interest of the client, the question will be referred to the Proxy Voting Committee.

B.	Proposals by shareholders

1.	The following proposals of shareholders will be voted “Against”:

a.	Changes in levels of charitable giving and civic or educational involvements.

b.	Changes in or disclosure of political contributions and activity.

c.	Disclosure of fees paid to law firms.

d.	Disclosure of government contracts.

e.	Changes in the date or place of annual meetings.

f.	Disclosure of employment practices.

g.	Disclosure of fees paid to consultants (unless affiliated with independent auditor, officer or director).

h.	Limitations on or disclosure of activities related to national defense or national security.

i.	Pre-emptive rights.

j.	Cumulative voting.

2.	The following proposals of shareholders will be voted “For”:

a.	Prohibition of “greenmail” payments (i.e., the repurchase of shares for a premium over market price).

b.	Repeal of any matter listed in II, above.

c.	Majority of directors to be independent.

d.	Majority of board committees to be independent.

e.	Proposals to allow or assist shareholders to act by written consent.

f.	Proposals to allow or assist shareholders to call special meetings.

g.	Proposals to require independent chairman or lead director.

h.	Proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

i.	Reimbursement of proxy solicitation expenses for successful proxy contestant.

3.	The following proposals of shareholders will be abstained on:

a.	Social and environmental issues

4.	The voting on all other items proposed by shareholders will be voted in accordance with management’s recommendations except that if the portfolio manager believes such voting would not be in the best interest of the client, the question will be referred to the Proxy Voting Committee.

III.	Mergers and Corporate Restructurings

A.	Will be voted on a case-by-case basis, with the determination based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant and/or affiliated purchasers had no purchases covered by this Item.

Item 9. Submission of Matters to a Vote of Security Holders.

The registrant has not made material changes with respect to this Item.

Item 10. Controls and Procedures.

The Fund’s President and Treasurer have concluded that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

There were no changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the Fund’s internal controls over financial reporting.

Item 11. Exhibits.

(a)(1) Certifications of President and Treasurer as required by Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as part of EX-99.CERT.

(a)(2) Certifications of President and Treasurer as required by Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

/s/ William J. Morgan	September 09, 2004
William J. Morgan	Date
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ William J. Morgan	September 09, 2004
William J. Morgan	Date
President

/s/ James E. Gibson	September 09, 2004
James E. Gibson	Date
Treasurer